Supplement to the current prospectus

MFS(R) Lifetime(R) Funds
            MFS Lifetime Retirement Income Fund
            MFS Lifetime 2010 Fund
            MFS Lifetime 2020 Fund
            MFS Lifetime 2030 Fund
            MFS Lifetime 2040 Fund

Effective immediately, the following is added to Appendix B of this Prospectus entitled "Underlying Funds":

On June 22, 2007, the MFS Strategic Growth Fund was reorganized into the MFS Core Growth Fund, and the MFS Intermediate Investment Grade Bond Fund was reorganized into the MFS Research Bond Fund.

As a result of these transactions, the MFS Lifetime Funds now own shares of the MFS Core Growth Fund and the MFS Research Bond Fund with total net asset values equal to their shares of the MFS Strategic Growth Fund and the MFS Intermediate Investment Grade Bond Fund, respectively, at the time of the reorganizations.


                  The date of this supplement is June 22, 2007.